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                                EXHIBIT 10G

                                                           [EXECUTION COPY]


                AMENDMENT NO. 2 TO 3-YEAR CREDIT AGREEMENT

       AMENDMENT No. 2 dated as of March 29, 1996 among POLICY
MANAGEMENT SYSTEMS CORPORATION (the "Borrower"), the BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST COMPANY
OF NEW YORK, as Agent.


                           W I T N E S S E T H :

       WHEREAS, the parties hereto have heretofore entered into a 3-Year Credit Agreement dated as of August 11, 1995 (as amended, the "Agreement"); and

       WHEREAS, the Borrower has asked the Banks, and the Banks are willing, on the terms and conditions set forth below, to amend the Agreement as set forth herein;

       NOW, THEREFORE, the parties hereto agree as follows:

       SECTION 1. Definitions. Unless otherwise specifically defined herein, each term used herein that is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

       SECTION 2.  Amendment of the Definition of Interest
Coverage Ratio. The definition of "Interest Coverage Ratio" contained in Section 1.1 is amended to read in full as follows:

       "Interest Coverage Ratio" means, at the last day of any fiscal quarter of the Borrower, the ratio of (i) Consolidated EBIT for the period of four consecutive fiscal quarters of the Borrower and its Consolidated Subsidiaries ending on such day plus, solely in the case of such fiscal quarter ended December 31, 1995 and to the extent deducted in determining Consolidated EBIT for such fiscal quarter, the amount of noncash charges (but not in excess of $18,422,000) incurred in connection with the Data Center equipment restructuring, to (ii) Consolidated Interest Expense for such period.

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       SECTION 3.  Changes to the Definition of Permitted Add
Back.  The definition of "Permitted Add Back" contained in
Section 5.13 of the Agreement is amended to read in its entirety as follows:

       "Permitted Add Back" means, at any date, an amount equal to the sum of (1) the lesser of (a) $100,000,000 and (b)(i) for any date on or prior to June 30, 1996, the sum of (w) the aggregate amount of payments made by the Borrower after the date hereof to repurchase shares of its outstanding common stock in open market purchases at fair market value and from General Atlantic Partners 14 L.P. and GAP Coinvestment Partners or any Person to whom General Atlantic Partners 14 L.P. or GAP Coinvestment Partners shall have transferred any shares of capital stock of the Borrower, (x) all investments in unconsolidated Subsidiaries and all equity investments in Persons which are not Subsidiaries made after December 31, 1994 and on or prior to such date and (y) goodwill and other intangibles acquired in connection with any acquisition made after December 31, 1994 and on or prior to such date and (ii) for any date after June 30, 1996, the sum of (x) the aggregate amount of payments made by the Borrower after the date hereof to repurchase shares of its outstanding common stock in open market purchases at fair market value and from General Atlantic Partners 14 L.P. and GAP Coinvestment Partners or any Person to whom General Atlantic Partners 14 L.P. or GAP Coinvestment Partners shall have transferred any shares of capital stock of the Borrower and (y) goodwill and other intangibles acquired in connection with any acquisition made after December 31, 1994 and on or prior to such date and (2) the lesser of (a) $75,000,000 and (b) 50% of capitalized software, but solely to the extent such capitalized software has been deducted from the determination of Consolidated Tangible Net Worth at such date.

       SECTION 4.  New York Law.  This Amendment shall be
governed by and construed in accordance with the laws of the State of New York.

       SECTION 5. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of December 30, 1995 upon receipt by the Agent of duly executed counterparts hereof signed by the Borrower and the Required Banks.


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       IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed as of the date first above written.

            POLICY MANAGEMENT SYSTEMS CORPORATION,
            POLICY MANAGEMENT SYSTEMS CANADA, LTD.
            CYBERTEK CORPORATION
            POLICY MANAGEMENT SYSTEMS INTERNATIONAL, LTD.
            PMSI, L.P.
               By POLICY MANAGEMENT SYSTEMS CORPORATION;
               its General Partner
            CYBERTEK SOLUTIONS, L.P.
               By POLICY MANAGEMENT SYSTEMS CORPORATION;
               its General Partner


            By____________________
              Name:
              Title:


            POLICY MANAGEMENT SYSTEMS INVESTMENTS, INC.


            By____________________
              Name:
              Title:


            MORGAN GUARANTY TRUST COMPANY OF NEW YORK


            By____________________
              Name:
              Title:

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            FIRST UNION NATIONAL BANK OF SOUTH CAROLINA


            By____________________
              Name:
              Title:


            WACHOVIA BANK OF SOUTH CAROLINA, N.A.


            By____________________
              Name:
              Title:


            BANK OF AMERICA ILLINOIS


            By____________________
              Name:
              Title:


            COMMERZBANK AKTIENGESELLSCHAFT, ATLANTA AGENCY

            By____________________
              Name:
              Title:


            By____________________
              Name:
              Title:


            THE DAI-ICHI KANGYO BANK LTD., ATLANTA AGENCY


            By____________________
              Name:
              Title:


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            NBD BANK


            By____________________
              Name:
              Title:


            DEUTSCHE BANK AG NEW YORK AND/OR CAYMAN ISLANDS
              BRANCHES


            By____________________
              Name:
              Title:


            By____________________
              Name:
              Title:


            THE FUJI BANK, LIMITED, ATLANTA AGENCY


            By____________________
              Name:
              Title: